SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K


              Current Report Pursuant to Section 13 or
            15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)
                           April 13, 2000


                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


TEXAS AND VIRGINIA                1-10042                  75-1743247
----------------------------    -------------          -----------------
(State or Other Jurisdiction   Commission File          (I.R.S. Employer
of Incorporation or               Number              Identification No.)
Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                75240
-------------------------------                              ---- -----
(Address of Principal                                        (Zip Code)
 Executive Offices)

         Registrant's Telephone Number, Including Area Code
                           (972) 934-9227
                           --------------

    ------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     On April 13, 2000, Atmos Energy Corporation announced in a press release that it had entered into a definitive agreement to acquire the Louisiana gas operations of Louisiana Gas Service Company, a division of Citizens Utilities Company (NYSE: CZN), and LGS Natural Gas Company, a subsidiary of Citizens Utilities Company. The purchase price for the transaction is $375,000,000, which is being initially financed through a fully underwritten committed bank
facility.   The closing of the transaction is subject to regulatory
approval. Such press release is filed herein as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               99.1 Press  Release of Atmos Energy Corporation dated
                    April 13, 2000.





                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ATMOS ENERGY CORPORATION
                                        (Registrant)



DATE:  April  18, 2000             By: /s/ ROBERT W. BEST
                                       -----------------------
                                       Robert W. Best
                                       Chairman, President and
                                       Chief Executive Officer


                            EXHIBIT INDEX

Item Number                   Description                     Page
-----------                   -----------                     ----

    99.1 Press Release of Atmos Energy Corporation dated April 13, 2000